UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Dr. Wendy Arienzo to the Board of Directors

Effective February 11, 2020, Dr. Wendy Arienzo was appointed to the board of directors (the “Board”) of Ichor Holdings, Ltd. (the “Company”).

Dr. Arienzo, 64, is the vice president of operations at Fujifilm Dimatix, a subsidiary of Fujifilm, a position she has held since 2013. Since 2017, Dr. Arienzo has served as a member of the board of directors of Power Integrations, a leading innovator in semiconductor technologies for high-voltage power conversion. From 2010 to 2013, Dr. Arienzo was the chief executive officer and a director of ArrayPower. Prior to that Dr. Arienzo held various technology leadership positions including executive vice president of R&D at the Solar Energy Consortium, vice president of manufacturing services at NXP Semiconductors, and vice president and director of engineering at Philips Semiconductors. Dr. Arienzo holds a Ph.D in Materials Science Engineering from Stanford University and a DR and BS in Materials Science Engineering from Brown University. Dr. Arienzo also holds a Certificate in Corporate Governance from the UCLA Anderson School of Management and has completed the Executive Management Program at the Stanford AeA Institute.

Dr. Arienzo will be paid an annual retainer of $50,000 for serving on the Board. Dr. Arienzo will receive a grant of restricted stock units representing $150,000, with a three-year period based on continued service on the Board.

There are no family relationships between Dr. Arienzo and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Dr. Arienzo that would require disclosure under Item 404(a) of Regulation S‑K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A copy of the press release announcing Dr. Arienzo’s appointment to the Board is attached hereto as Exhibit 99.1.

Appointment of Jeffrey Andreson to the Board of Directors

Effective February 11, 2020, Jeffrey Andreson, current chief executive officer of the Company, was appointed to the Board. Mr. Andreson will not receive any additional compensation from the Company for his service on the Board.

There are no family relationships between Mr. Andreson and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Andreson that would require disclosure under Item 404(a) of Regulation S‑K promulgated under the Exchange Act.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 13, 2020, announcing the appointment of Wendy Arienzo to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: February 13, 2020	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer